--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                                ---------------

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 1999

                              INFORMIX CORPORATION

             (Exact name of registrant as specified in its charter)

           DELAWARE                     0-15325                 94-3011736
 (STATE OR OTHER JURISDICTION   (COMMISSION FILE NUMBER)      (IRS EMPLOYER
              OF                                           IDENTIFICATION NO.)
INCORPORATION OR ORGANIZATION)

               4100 BOHANNON DRIVE, MENLO PARK, CALIFORNIA 94025
   (Address of principal executive offices of Registrant, including zip code)

                                 (650) 926-6300
              (Registrant's telephone number, including area code)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ITEM 5. OTHER EVENTS.

    Informix Corporation, a Delaware corporation ("Informix"), has entered into an Agreement and Plan of Reorganization (the "Agreement") dated November 30, 1999 with Ardent Software, Inc., a Delaware corporation ("Ardent"), and Iroquois Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of Informix ("Merger Sub"). Subject to the conditions set forth in the Agreement, Merger Sub will be merged with and into Ardent (the "Merger"), the separate corporate existence of Merger Sub will cease and Ardent will continue as the surviving corporation as a wholly-owned subsidiary of Informix. In the Merger, each share of Ardent Common Stock will be converted into the right to receive
3.5 shares of Informix Common Stock, and Informix will assume all outstanding Ardent stock options. The Merger is expected to be accounted for as a pooling of interests. The Merger is subject to the approval of the stockholders of both companies and customary regulatory approvals.

    The foregoing summary of certain principal terms of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, a copy of which is attached hereto as Exhibit 2.1, and is hereby incorporated by reference herein.

    A copy of the press release relating to the Merger is attached hereto as
Exhibit 99.1, and is hereby incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

    (c) EXHIBITS

             2.1            Agreement and Plan of Reorganization, dated as of
                            November 30, 1999, by and among Informix Corporation, a
                            Delaware corporation, Iroquois Acquisition Corporation, a
                            Delaware corporation and wholly-owned subsidiary of
                            Informix, and Ardent Software, Inc., a Delaware
                            corporation.

             2.2            Stock Option Agreement dated November 30, 1999 by and among
                            Informix Corporation, a Delaware corporation, and Ardent
                            Software, Inc., a Delaware corporation.

             2.3            Form of Voting Agreement dated November 30, 1999 by and
                            among Informix Corporation, a Delaware corporation, and
                            certain stockholders of Ardent Software, Inc.

             2.4            Form of Affiliate Agreement dated November 30, 1999 by and among Informix Corporation, a Delaware corporation, and
                            certain stockholders of Ardent Software, Inc.

            99.1            Press Release dated December 1, 1999.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: December 6, 1999

                                                       INFORMIX CORPORATION
                                                       (Registrant)

                                                       By:            /s/ JEAN-YVES DEXMIER
                                                            -----------------------------------------
                                                                        Jean-Yves Dexmier
                                                              PRESIDENT AND CHIEF EXECUTIVE OFFICER

                                       3